UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2021

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7047 E Greenway Pkwy Suite 250,	Scottsdale,	Arizona	85254
(Address of principal executive offices and Zip Code)

 (408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 17, 2021, Viavi Solutions Inc.'s (“VIAVI”) Board of Directors authorized a new common stock repurchase plan of up to $190 million, which is (i) anticipated to result in the repurchase of shares of its common stock that will be approximately equal to the number of shares of common stock issued in connection with the previously announced exchange transaction with certain holders of VIAVI’s convertible notes and (ii) separate from the previously authorized stock repurchase program of up to $200 million. VIAVI expects that repurchases under the stock repurchase plan will be completed within six months. As a result of the authorization of the stock repurchase plan, VIAVI no longer plans on entering into an accelerated share repurchase agreement.

The information in this Item 7.01 of this Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding VIAVI’s current expectations regarding the transactions described in this Current Report, and can be identified by the fact that they do not relate strictly to historical or current facts. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in VIAVI’s Annual Report on Form 10-K filed August 23, 2021, which was filed with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report are made as of the date thereof and VIAVI assumes no obligation to update such statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Henk Derksen
	Name:	Henk Derksen
	Title:	Executive Vice President and Chief Financial Officer

September 17, 2021